EXHIBIT 2(p)
                         FORM OF SUBSCRIPTION AGREEMENT







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                                                                    EXHIBIT 2(p)

                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT is made the ___ day of _____, 2003 by and between THE PEOPLE'S AVENGER FUND BUSINESS TRUST, a Nevada business trust (the "Trust"), and ____________________________________________ [Name of Investor]
(the  "Subscriber").

     WHEREAS, the Trust is seeking an infusion of capital and is desirous of potential investors; and

     WHEREAS, the Subscriber is desirous of investing in the Trust pursuant to the terms of that certain offering (the "Offering") detailed in that certain Prospectus dated and constituting part of that certain Registration Statement on Form N-2 as declared effective by the United States Securities and Exchange Commission (the "SEC") on ___________, 2003 (the "Registration Statement");

     NOW, THEREFORE, in consideration of the promises and agreements set forth herein, the parties, each intending to be legally bound hereby, do promise and agree as follows:

     1.     Securities.  The  undersigned  Subscriber  hereby subscribes for and
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agrees  to  purchase shares of the Trust's Investor Shares, par value $0.001 per share (the "Investor Shares") more fully described in the Prospectus which is incorporated herein by reference. All capitalized terms or terms within quotations used herein that are not otherwise defined shall have the meaning given to them in the Prospectus. The Subscriber hereby encloses a check representing payment of $________________ made payable to "The People's Avenger Fund Escrow Account." The Subscriber hereby confirms that he has reviewed a copy of the Prospectus.

     2.     Representations  and  Warranties.  In  order  to induce the Trust to
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accept  this  Subscription Agreement, the Subscriber represents and warrants to, and  covenants  and  agrees  with  the  Trust  as  follows:

          (a) The Subscriber understands and agrees that unless properly revoked before closing of a sale of the Investor Shares to the Subscriber, this subscription will be irrevocable and will survive the Subscriber's death, disability or insolvency, except that the Subscriber will have no obligations in the event that this Agreement is rejected in its entirety by the Trust.

          (b) The Subscriber understands and agrees that (i) this Subscription Agreement and the payment tendered in accordance herewith, may be accepted or rejected in whole or in part in the sole and absolute discretion of the Trust, (ii) the unaccepted remainder of the payment to be refunded to the Subscriber in the event that the Trust does not accept the entire payment, and
(iii) if the Trust accepts this Agreement in whole or part and the Subscriber tenders the payment to the Trust, then the Subscriber will become a shareholder of the Trust.

          (c) The Subscriber has full power and authority to execute and deliver this Agreement, and such Agreement has been duly executed and delivered by or on behalf of the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable in accordance with its respective terms, except to the extent such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity.

          (d) Neither the execution, delivery nor performance by the Subscriber of this Agreement violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the Subscriber's assets or properties pursuant to or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other material agreement to which the Subscriber is a party or by which it or any of its assets or properties is bound, or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the Subscriber or its assets or properties. If the Subscriber is not a natural person, the execution and delivery by the Subscriber of this Agreement have been duly authorized by all necessary corporate or other action on behalf of the Subscriber and such investment will not constitute a breach or violation of, or default under, the charter or bylaws or equivalent governing documents of the Subscriber.

          (e) The Subscriber, if an individual, is at least 21 years of age, and has full legal capacity to enter into and perform his obligations under the Agreement. The Subscriber, if signing this Subscription Agreement on behalf of an entity, has been duly authorized by such entity to do so.


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          (f)     The  foregoing  representations  and  warranties  are true and accurate as of the date hereof and will be true and accurate as of the date of delivery of this Agreement to the Trust and will survive such delivery. If at any time prior to issuance of the Investor Shares to the Subscriber, any representation and warranty of the Subscriber is no longer true, the Subscriber promptly will give written notice to the Trust specifying which representations and warranties are not true and the reason therefore, whereupon the Subscriber's subscription may be rejected or, if previously accepted, such acceptance may be rescinded.

     3.     Execution in Counterparts.  This Agreement may be executed in two or
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more  counterparts, each of which shall constitute an original and all of which, taken  together,  will  constitute  the  same  agreement.

     4.     Notice  and  Payment.  Any  notice  required  to be given under this
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Agreement  shall  be in writing and delivered personally to the other designated party at the above stated address or mailed by certified, registered or Express mail, return receipt requested or by delivery. Either party may change the address to which notice or payment is to be sent by written notice to the other under any provision of this paragraph.

     5.     Jurisdiction/Disputes.  This  Agreement  shall  be  governed  in
            ---------------------
accordance with the laws of the State of Oregon. All disputes under this Agreement shall be resolved by litigation in the courts of the State of Oregon including the federal courts therein and the parties all consent to the jurisdiction of such courts, agree to accept service of process by mail, and hereby waive any jurisdictional or venue defenses otherwise available to it.

     6.     Agreement  Binding  on Successors.  The provisions of this Agreement
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shall  be  binding  upon  and  shall inure to the benefit of the parties hereto, their  heirs,  administrators,  successors  and  assigns.

     7.     Assignability.  Neither  party  may  assign  this  Agreement  or the
            -------------
rights and obligations hereunder to any third party without the prior express written approval of the other party which shall not be unreasonably withheld.

     8.     Waiver.  No waiver by either party of any default shall be deemed as
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a  waiver of prior or subsequent default of the same of other provisions of this
Agreement.

     9.     Severability.  If  any  term,  clause  or  provision  hereof is held
            ------------
invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect the validity or operation of any other term, clause or provision and such invalid term, clause or provision shall be deemed to be severed from this Agreement.

     10.     Integration.  This  Agreement  constitutes the entire understanding
             -----------
of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of their understanding. This Agreement shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents which may conflict with this Agreement.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

                                   --------------------------
                                   [Name  of  Subscriber]

                                   THE  PEOPLE'S  AVENGER  FUND  BUSINESS  TRUST



                                   By
                                      ----------------------------------------
                                      Gary  L.  Lancaster,  President


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                                TYPE OF OWNERSHIP


(Check  One)
-------------     Individual  (one  signature  required)

-------------     Joint  Tenants  with  Right of Survivorship (both parties must sign)

-------------     Tenants  in  Common  (both  parties  must  sign)

-------------     Community Property (one signature required if interest held in one name, i.e., managing spouse, two signatures required if interest held in both names).

-------------     Trust/Foundation

-------------     Corporation  for  Profit  or  Non-Profit

-------------     Partnership

    Please print here the exact name (registration) investor desires for the
                                Investor Shares.

        _______________________________________________________________


     NAME  OF  REFERRING  PARTY:   Provide the name of the person(s) or entity
                                   who  initially  informed  you of The People's
                                   Avenger  Fund.

          Name(s):
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          Address:
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          Phone:
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                                 SIGNATURE PAGE
                             FOR INDIVIDUAL INVESTOR



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Signature

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Social Security Number

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Print or Type Name

Residence Address/Phone/Fax/Email

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Mailing  Address:

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     Executed  at  _____________________________,  this  _____  day  of
_________________,  2003.

THE  STATE  OF                *
                              *
COUNTY  OF                    *

     On this ___day of _______________, 2003, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared _________________________________, known to me to be the person or person(s)
whose name is (or whose names are) subscribed to the within instrument, and acknowledged that he (or she or they) executed the same for the purposes and consideration therein expressed, AND WHO ALSO UPON OATH SWORE THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE AND CORRECT.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


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                                   Notary  Public  for  the  State  of
                                   Printed  Name:
                                   My  Commission  Expires:


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                                 SIGNATURE PAGE
                      FOR CORPORATE OR PARTNERSHIP INVESTOR
                          [ ] For Profit [ ] Non-Profit

            Name of Corporation or Partnership (Please Print or Type)

By
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  Signature  of  Authorized  Agent

Title:
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Taxpayer Identification Number:
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Address of Principal Offices/Phone/Fax/Email:
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Mailing  Address,  if  Different:
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Attention:
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     Executed  at _____________________________, this _____ day of _________________, 2003.

THE  STATE  OF                *
                              *
COUNTY  OF                    *

     On this ___day of _______________, 2003, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared _________________________________, known to me to be the person or person(s)
whose name is (or whose names are) subscribed to the within instrument, and acknowledged that he (or she or they) executed the same for the purposes and consideration therein expressed, AND WHO ALSO UPON OATH SWORE THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE AND CORRECT.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   -----------------------------------------
                                   Notary  Public  for  the  State  of
                                   Printed  Name:
                                   My  Commission  Expires:


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                                 SIGNATURE PAGE
                          FOR TRUST/FOUNDATION INVESTOR

                      Name of Trust (Please Print or Type)


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Name of Trustee (Please Print or Type)

By
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  Trustee's  Signature

Date Trust was Formed:
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Taxpayer Identification Number:
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Trustee's Address/Phone/Fax/Email:
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Attention:
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     Executed  at  _____________________________,  this  _____  day  of
_________________,  2003.

THE  STATE  OF                *
                              *
COUNTY  OF                    *

     On this ___day of _______________, 2003, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared _________________________________, known to me to be the person or person(s)
whose name is (or whose names are) subscribed to the within instrument, and acknowledged that he (or she or they) executed the same for the purposes and consideration therein expressed, AND WHO ALSO UPON OATH SWORE THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE AND CORRECT.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   -----------------------------------------
                                   Notary  Public  for  the  State  of
                                   Printed  Name:
                                   My  Commission  Expires:


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